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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report:  August 29, 1996


                        NELLIE MAE EDUCATION FUNDING,LLC
             (Exact name of registrant as specified in its charter)
               (Depositor of the Nellie Mae Education Loan Trust)


                                    333-4418
                                  ------------
                                  (Commission
                                  File Number)


              Delaware                                   04-3318763
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          (State or other                              (IRS Employer
          jurisdiction of                            Identification No.)
          incorporation)


                       50 Braintree Hill Park - Suite 300
                         Braintree, Massachusetts 02184
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (617) 849-1325


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.   OTHER EVENTS.
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        On August 15, 1996, the Nellie Mae Education Loan Trust (the "Trust)
made its first regular, monthly distribution of funds to holders of the Trust's 1996 Libor Rate Asset-Backed Class A-1 and Class A-2 Notes (the "1996 Notes") and its 1996 Libor Rate Asset-Backed Certificates (the "1996 Certificates"). The Monthly Statement which was distributed to State Street Bank and Trust as indenture trustee for distribution to Noteholders and to Fleet National Bank as owner trustee for distribution to Certificateholders is filed herewith as an Exhibit to this Form 8-K.

         In reliance upon certain no-action letters, including but not limited to letters to (i) the SMS Student Loan Trust 1994-A available to the public on March 1, 1995; (ii) Banc One Student Loan Trust available to the public on March 1, 1995; (iii) Chase Manhattan Bank Guaranteed Export Trust 1994-A available to the public on June, 1 1994, the Registrant is hereby filing the Monthly Statement reflecting the Trust's activities for the period ending August 15, 1996, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio. On August 9, 1996, the Registrant requested that the Chief Counsel, Division of Corporation Finance of the Securities and Exchange Commission issue a no-action letter relating to the Nellie Mae Education Loan Trust.

         In addition, in connection with the issuance by Nellie Mae Education Loan Trust of the 1996 Notes and the 1996 Certificates, the following documents were executed and delivered by the respective parties thereto on July 12, 1996:

         1.    Master Trust Indenture dated as of June 1, 1996.

         2.    First Terms Supplement dated as of June 1, 1996.

         3.    Trust Agreement dated as of June 1, 1996.

         4.    First Trust Supplement dated as of June 1, 1996.

         5.    Master Terms Purchase Agreement dated as of June 1, 1996.

         6.    First Supplemental Purchase Agreement dated as of July 12, 1996.

         7.    Master Terms Sales Agreement dated as of June 1, 1996.

         8.    First Supplemental Sales Agreement dated as of July 12, 1996.

         9.    Administration Agreement dated as of June 1, 1996.


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         On two occasions since the initial purchase of student loans by the
Nellie Mae Education Loan Trust, the Nellie Mae Education Loan Trust has purchased additional student loans from amounts on deposit in the 1996-A Pre-Funding Subaccount. On July 12, 1996 Nellie Mae Education Loan Trust purchased additional student loans for a purchase price of $2,634,355.77 and on July 15, 1996 Nellie Mae Education Loan Trust purchased additional student loans for a purchase price of $14,226,475.05. In connection with these two subsequent purchases of student loans, the following documents were executed and delivered by the respective parties thereto:

         1.    Second Supplemental Purchase Agreement dated as of July 12, 1996.

         2.    Second Supplemental Sales Agreement dated as of July 12, 1996.

         3.    Third Supplemental Purchase Agreement dated as of July 15, 1996,
               1996.

         4.    Third Supplemental Sales Agreement dated as of July 15, 1996,
               1996.


         The interest rates for the Interest Period commencing August 15, 1996 are as follows:

                    1996 Securities                            Interest Rate
                    ---------------                            -------------

                    Class A-1 Notes                            5.59188%
                    Class A-2 Notes                            5.68188%

                    Certificates                               6.04688%

         In addition, as of August 15, 1996, the amount remaining in the 1996-A Subaccount of the Pre-Funding Account was $40,443,750.25.

         The balance in the Debt Service Reserve Fund on August 15, 1996 was $1,188,387.70, after giving effect to changes therein on such date.

         During the Interest Period ending August 15, 1996, there were no realized losses and no interest was deferred with respect to the 1996 Notes or the 1996 Certificates.


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ITEM 7.   EXHIBITS.
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4.1      Master Trust Indenture dated as of June 1, 1996 between Nellie Mae
         Education Loan Trust and State Street Bank and Trust Company, as Indenture Trustee.

4.2      First Terms Supplement to the Master Trust Indenture.

4.3 Trust Agreement dated as of June 1, 1996 between Nellie Mae Education Funding, LLC and Fleet National Bank as Owner Trustee.

4.4      First Trust Supplement to the Trust Agreement.

99.1 Master Terms Purchase Agreement dated as of June 1, 1996 between Nellie Mae, Inc. and Nellie Mae Funding, LLC.

99.2     First Supplemental Purchase Agreement dated as of July 12, 1996.

99.3 Master Terms Sales Agreement dated as of June 1, 1996 between Nellie Mae Education Funding, LLC and Nellie Mae Education Loan Trust.

99.4     First Supplemental Sales Agreement dated as of July 12, 1996.

99.5 Administration Agreement dated as of June 1, 1996 among Nellie Mae, Inc., State Street Bank and Trust Company, Fleet National Bank and Nellie Mae Education Loan Trust.

99.6     Second Supplemental Purchase Agreement dated as of July 12, 1996.

99.7     Second Supplemental Sales Agreement dated as of July 12, 1996.



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99.8     Third Supplemental Purchase Agreement dated as of July 15, 1996.

99.9     Third Supplemental Sales Agreement dated as of July 15, 1996.

99.10    Monthly Statement to Noteholders and Certificateholders




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: August 29, 1996




                                        NELLIE MAE EDUCATION FUNDING, LLC


                                        /s/ John F. Remondi
                                        ---------------------------------
                                        John F. Remondi
                                        Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit                                                                    Page
- -------                                                                    ----

(4.1) Master Trust Indenture dated as of June 1, 1996 between Nellie Mae Education Loan Trust and
               State Street Bank and Trust Company, as
               Indenture Trustee.

(4.2)          First Terms Supplement to the Master
               Trust Indenture.

(4.3) Trust Agreement dated as of June 1, 1996 between Nellie Mae Education Funding, LLC and Fleet National Bank as Owner Trustee.

(4.4)          First Trust Supplement to the Trust Agreement.

(99.1)         Master Terms Purchase Agreement dated as of
               June 1, 1996 between Nellie Mae, Inc. and

               Nellie Mae Funding, LLC.

(99.2) First Supplemental Purchase Agreement dated as of July 12, 1996.

(99.3)         Master Terms Sales Agreement dated as of
               June 1, 1996 between Nellie Mae Education
               Funding, LLC and Nellie Mae Education Loan
               Trust.

(99.4) First Supplemental Sales Agreement dated as of July 12, 1996.

(99.5)         Administration Agreement dated as of
               June 1, 1996 among Nellie Mae, Inc.,
               State Street Bank and Trust Company,
               Fleet National Bank and Nellie Mae Education
               Loan Trust.

(99.6) Second Supplemental Purchase Agreement dated as of July 12, 1996.


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(99.7)         Second Supplemental Sales Agreement dated
               as of July 12, 1996.

(99.8) Third Supplemental Purchase Agreement dated as of July 15, 1996.

(99.9) Third Supplemental Sales Agreement dated as of July 15, 1996.

(99.10)        Monthly Statement to Noteholders and Certificateholders




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